UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2022

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33961	20-0953973

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 309-7700

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submissions of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of Hill International, Inc., a Delaware corporation (the “Company”), was held at One Commerce Square, 2005 Market Street, 17th Floor, Philadelphia, Pennsylvania on Wednesday, November 2, 2022, at 10:00 a.m. Eastern Time. As of the close of business on September 29, 2022, the record date for the Special Meeting, 57,331,357 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), were outstanding and eligible to vote at the Special Meeting. At the Special Meeting, 41,807,880 shares, or approximately 72.92% of the outstanding shares of Common Stock entitled to vote, were present or represented by proxy. Set forth below is a brief description of each matter voted upon at the Special Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 30, 2022 (as amended and supplemented, the “Proxy Statement”).

Proposal 1: The Company’s stockholders voted to adopt the Amended and Restated Agreement and Plan of Merger, dated as of August 26, 2022, by and among the Company, Global Infrastructure Solutions Inc., a Delaware corporation (“Parent”), and Liberty Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

For	Against	Abstain	Broker Non-Votes
41,706,890	83,689	17,301	—

Proposal 2: The Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of the Company that is based on or otherwise relates to the Merger.

For	Against	Abstain	Broker Non-Votes
41,361,482	404,733	41,665	—

Proposal 3: Because there were sufficient votes at the time of the Special Meeting to adopt and approve the Merger Agreement, the proposal to adjourn the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt and approve the Merger Agreement was rendered moot and was not submitted for consideration and vote at the Special Meeting.

Pursuant to the terms of the Merger Agreement, the consummation of the Merger remains subject to various closing conditions, including but not limited to (i) the receipt of consent or authorization under certain foreign antitrust laws, and (ii) the absence of any order that has the effect of preventing, making illegal or otherwise prohibiting the consummation of the Merger. As of the date hereof, the Company continues to expect to complete the Merger in the fourth calendar quarter of 2022.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “poised,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including, among others, risks relating to: changes in facts and circumstances and other risks, uncertainties and assumptions concerning the Merger, including whether the Merger will consummate, the timing of the consummation of the Merger, strategic and other potential benefits of the Transactions, the ability of the parties to satisfy the various conditions to the consummation of the Merger, including the outcome of the regulatory reviews of the Merger, the ability of the parties to comply with their respective obligations in the Merger Agreement, the potential effects of the Merger, the outcome of legal proceedings (if any) that may be instituted against the Company, Parent or Merger Sub (or any of their respective affiliates) and/or others related to the Merger, unexpected costs or unexpected liabilities that may result from the Merger (whether or not consummated), the possibility that competing offers will be made, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee or other expenses, the effects of disruption from the announcement or pendency of the Merger making it more difficult to maintain relationships with employees, customers, suppliers, and other business partners of the Company, potential diversion of management's attention from the Company’s ongoing business operations, the impact of the COVID-19 pandemic and its impact on the Company’s operation, and other general risks facing the Company’s business and operations.

When considering forward-looking statements, investors should keep in mind the risk factors and other cautionary statements set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the other reports that the Company files with the SEC, from time to time. Except as required under applicable law, the Company assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Date: November 3, 2022	Title:	Executive Vice President and Chief Administrative Officer

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